NEWS RELEASE
                                                           FOR IMMEDIATE RELEASE

INVESTOR CONTACT:                                    MEDIA CONTACT:
Michael Cimini                                       Lois Whitman
KCSA Public Relations Worldwide                      HWH Public Relations
(212) 682-6300                                       (212) 355-5049
mcimini@kcsa.com                                     loisw@hwhpr.com

              HIENERGY TECHNOLOGIES, INC. REPORTS ON FILING STATUS

IRVINE,  California,  August  25,  2004  -  HiEnergy  Technologies,   Inc.  (the
"Company", OTCBB: HIETE) has announced today that, having received an extraordinary volume of inquiries, the Company is informing the public that it is making all diligent efforts to cure its failure to timely file its Annual Report on Form 10-KSB for the fiscal year ended April 30, 2004 (the "2004 Annual Report").

"Notwithstanding our failure to file on time, and the subsequent placement of an "E" on our symbol, we continue to operate our business in the ordinary course and, other than the time we have spent with our auditors and attorneys to cause our 2004 Annual Report to be filed as soon as possible, we have suffered no material disruption to our internal operations because of our not having filed our Annual Report," said Dr. Bogdan Maglich, CEO and Chairman of the Board of HiEnergy Technologies, Inc.

HiEnergy Technologies has delayed filing its 2004 Annual Report due to its ongoing efforts to complete a restatement of its financial results for the fiscal years ended April 30, 2002 and 2003. As of this date, the Company has not yet met its periodic reporting requirements under the Securities Exchange Act of 1934. The common shares of the Company began trading under the amended symbol, "HIETE", on the OTC Bulletin Board as of August 19, 2004. Upon receipt by the NASD of notification that the Company has filed a Form 10-KSB for FY 2004 within the applicable grace period ending September 16, 2004, the "E" would be removed. Conversely, if the NASD receives no notification that HiEnergy Technologies is compliant, upon expiration of the applicable grace period, our common shares would be removed from trading on the OTC Bulletin Board.

Management believes, but cannot guarantee, the filings described above will be made prior to the expiration of the grace period described above.

Consistent with its requirements under Regulation F-D adopted by the Securities and Exchange Commission, the Company is issuing this press release and filing it with the Securities and Exchange Commission on Form 8-K, in order to ensure that no material information is disclosed to shareholders or others making inquiry about the Company that has not been disclosed publicly.

FORWARD-LOOKING STATEMENTS

Any statements made in this press release which are not historical facts contain certain forward-looking statements, as such term is defined in the Private Litigation Reform Act of 1995, concerning potential developments affecting the business, prospects, financial condition and other aspects of the company to which this release pertains. The actual results of the specific items described in this release, and the company's operations generally, may differ materially from what is projected in such forward-looking statements. Although such statements are based upon the best judgments of management of the company as of the date of this release, significant deviations in magnitude, timing and other factors may result from business risks and uncertainties including, without limitation, the company's dependence on third parties, general market and economic conditions, technical factors, the availability of outside capital, receipt of revenues and other factors, many of which are beyond the control of the company. The company disclaims any obligation to update information contained in any forward-looking statement.

These forward looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievement expressed or implied by such forward looking statements. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "could," "intend," "expects," "plan," "anticipates," "believes," "estimates," "predicts," "potential," or "continue" or the negative of such terms or other comparable terminology. Although we believe that the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. In addition to the risks described above, additional risks affecting our Company can be found in our periodic reports filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934.